Exhibit 10.2

                               Amendment B to the
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                        All American Semiconductor, Inc.
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                           Profit Sharing 401(k) Plan
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         WHEREAS, All American Semiconductor, Inc., a Delaware Corporation (the
"Employer") established the All American Semiconductor, Inc. Profit Sharing 401(k) Plan (the "Plan"), effective as of January 1, 1993, and as thereafter amended from time to time; and

         WHEREAS, the Employer reserved the right to amend any option in the Adoption Agreement for the Plan in Section 15.2 thereof; and

                  WHEREAS, the Employer desires to amend the Adoption Agreement for the Plan to eliminate the age requirement for eligibility and participation in the Plan, effective July 1, 2002.

         NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES, paragraphs (i) and
(ii) of Section 4(b) of the Adoption Agreement for the Plan are hereby amended, effective July 1, 2002, to read as follows:

      "(b)    Age:

              [ x ]   (i)      The Plan shall have no minimum age requirement.

              [   ]   (ii)     The Plan shall cover only Employees having
                               attained age _____ (not more than age 21)."

         Except as modified and amended above, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, this Amendment B to the All American Semiconductor, Inc. Profit Sharing 401(k) Plan is hereby adopted this 30th day of September, 2002.


Signed, sealed and delivered           EMPLOYER:
in the presence of:                    All American Semiconductor, Inc.

/s/ Gail G. Bolden                     By: /s/ Howard L. Flanders
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As to Employer

ACKNOWLEDGED BY PROTOTYPE PLAN SPONSOR:


By: /s/ Becky J. Carroll
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Title: Vice President
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